PHC, INC.

                                 200 Lake Street
                                    Suite 102
                          Peabody, Massachusetts 01960




                                November 25, 2002









Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of PHC, Inc., which will be held on Thursday, December 19, 2002, at 2:00 PM, at the corporate offices of PHC, Inc., 200 Lake Street, Suite 102, Peabody, Massachusetts 01960.

     The following Notice of Annual Meeting of Stockholders and Proxy Statement describes the items to be considered by the stockholders and contains certain information about PHC, Inc.'s officers and directors.

     Please sign and return the enclosed proxy card as soon as possible in the envelope provided so that your shares can be voted at the meeting in accordance with your instructions. Even if you plan to attend the meeting, we urge you to sign and promptly return the enclosed proxy. You can revoke it at any time prior to the meeting, or vote your shares personally if you attend the meeting. We look forward to seeing you.

                                                     Sincerely,


                                                     /s/ Bruce A. Shear
                                                         President

                                    PHC, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 19, 2002

     The Annual Meeting of Stockholders of PHC, Inc. (the "Company") will be held at our corporate offices at 200 Lake Street, Suite 102, Peabody, Massachusetts, on Thursday, December 19, 2002, at 2:00 PM, for the following purposes:

1. To elect six directors (two to be elected by the holders of the Company's Class A Common Stock and four to be elected by the holders of the Company's Class B Common Stock) to hold office until the annual meeting next following their election and until their successors are duly elected and qualified;

2. To consider and vote upon a proposed amendment to increase the number of shares of Class A Common Stock available for issuance under the 1993 Stock Purchase and Option Plan from 1,750,000 shares to 2,000,000 shares;

3. To consider and vote upon a proposed amendment to increase the number of shares of Class A Common Stock available for issuance under the 1995 Employee Stock Purchase Plan from 250,000 shares to 500,000 shares;

4. To consider and vote upon a proposed amendment to increase the number of shares of Class A Common Stock available for issuance under the 1995 Non-Employee Director Stock Option Plan from 250,000 shares to 350,000 shares;

5. To ratify the selection by the Board of Directors of BDO Seidman, LLP as the Company's independent auditors; and

6. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on November 8, 2002 as the record date for determination of stockholders entitled to notice of, and to vote at the annual meeting and at any adjournment thereof.

     All stockholders are cordially invited to attend the meeting.


                                        By order of the Board of Directors



                                        /s/  Paula C. Wurts, Assistant Clerk

Peabody, Massachusetts
November 25, 2002

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                    PHC, INC.

                                 200 Lake Street
                                    Suite 102
                          Peabody, Massachusetts 01960
                                 (978) 536-2777

                             PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PHC, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held at the Corporate offices of the Company at 200 Lake Street, Suite 102, Peabody, Massachusetts on December 19, 2002 at 2:00 PM (Boston time), and at any adjournment of that meeting (the "Annual Meeting"). Each proxy will be voted in accordance with the instructions specified, and if no instruction is specified, the proxy will be voted in favor of the proposals set forth in the Notice of Annual Meeting. A stockholder may revoke any proxy at any time before it is exercised by filing a later dated proxy or written notice of revocation with Paula C. Wurts, Assistant Clerk of the Company, or by voting in person at the Annual Meeting.

     The Company's Annual Report on Form 10-KSB for the year ended June 30, 2002 is being mailed to stockholders together with this Proxy Statement. The Company will furnish any exhibit to the Company's Annual Report on Form 10-KSB upon the payment of a processing fee of ten cents per page plus mailing costs. The date of mailing of this Proxy Statement is expected to be on or about November 27, 2002.

     The Board of Directors has fixed November 8, 2002 as the record date for the determination of stockholders entitled to vote at the Annual Meeting (the "Record Date"). On that date there were outstanding and entitled to vote 13,349,544 shares of Class A Common Stock and 726,991 shares of Class B Common Stock of the Company (the shares of Class A Common Stock and Class B Common Stock are referred to collectively herein as the "Shares"). Each share of Class A Common Stock is entitled to one vote and each share of Class B Common Stock is entitled to five votes. The holders of the Company's Class A Common Stock are entitled to elect two members of the Company's Board of Directors (the "Class A Directors") and holders of the Company's Class B Common Stock are entitled to elect all the remaining members of the Company's Board of Directors (the "Class B Directors"). Holders of Class A Common Stock will receive proxy cards, which will be different from those received by the holders of Class B Common Stock. The proxy cards received by the holders of Class A Common Stock will contain a proposal relating to the election of the two members of the Board of Directors to be elected by the holders of the Class A Common Stock, in addition to any other proposals to be voted upon during the General Session. Holders of Class B Common Stock will receive proxy cards, which will contain a proposal relating to the election of the four members of the Board of Directors to be elected by the holders of the Class B Common Stock, in addition to any other proposals to be voted upon during the General Session. Except for the election of directors, the holders of class A Common Stock and Class B Common Stock vote as one class.

     The Annual Meeting will comprise three related but separate sessions: (i) a special session of the holders of Class A Common Stock, during which session only holders of Class A Common Stock are entitled to vote, for the separate election by such holders of two directors, and no other business may properly come before the meeting; (ii) a special session of the holders of Class B Common Stock, during which session only holders of Class B Common Stock are entitled to vote, for the separate election by such holders of four directors, and no other business may properly come before the meeting; and (iii) a general session of the holders of the Class A Common Stock and the Class B Common Stock for the approval and ratification of an amendment to the 1993 Stock Purchase and Option Plan to increase the number of shares of Class A Common Stock available for issuance under the plan from 1,750,000 shares to 2,000,000 shares, for approval and ratification of an amendment to the 1995 Employee Stock Purchase Plan to increase the number of shares of Class A Common Stock available for issuance under the plan from 250,000 shares to 500,000 shares, for approval and ratification of an amendment to the 1995 Non-Employee Director Stock Option Plan to increase the number of shares of Class A Common Stock available for issuance under the plan from 250,000 shares to 350,000 shares, ratification of the selection of independent auditors and for the conduct of such other business as may properly come before the Annual Meeting (the "General Session"). The presence in person or by proxy of holders of shares of Class A Common Stock and Class B Common Stock outstanding as of the Record Date which, combined, have the right to cast a majority of the votes which may be cast with respect to matters arising during the General Session will constitute a quorum for the conduct of business at the General Session. The presence in person or by proxy of holders of shares of Class A Common Stock and Class B Common Stock outstanding as of the Record Date which have the right to cast a majority of the votes which may be cast with respect to matters arising during the Class A Session and the Class B Session, respectively, will constitute a quorum for purposes of the Class A Session and the Class B Session, respectively.

     The affirmative vote of the holders of a plurality of the shares of each of Class A Common Stock and Class B Common Stock represented at the meeting is required for the election of the Class A Directors and the Class B Directors, respectively. Approval of each of the other matters that is before the meeting will require the affirmative vote of the holders of a majority of the Shares represented at the meeting and voting thereon. No votes may be taken at the meeting, other than a vote to adjourn, unless the appropriate quorum (as set forth in the preceding paragraph) has been constituted. Shares voted to abstain or to withhold as to a particular matter, or as to which a nominee (such as a broker holding shares in street name for a beneficial owner) has no voting authority in respect of a particular matter, shall be deemed represented for quorum purposes. Such shares, however, shall not be deemed to be voting on such matters, and therefore will not be the equivalent of negative votes as to such matters. Votes will be tabulated by the Company's transfer agent subject to the supervision of persons designated by the Board of Directors as inspectors.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of shares of the Company's Class A Common Stock, and Class B Common Stock (the only classes of voting capital stock of the Company currently outstanding) as of November 8, 2002, by (i) each person known by the Company to beneficially own more than 5% of any class of the Company's voting securities, (ii) each director of the Company, (iii) the Company's Chief Executive Officer, (iv) each of the Company's four most highly compensated executive officers other than its Chief Executive Officer who were serving as officers of the Company at the end of the 2002 fiscal year and whose salary and bonus for the 2002 fiscal year exceeded $100,000 and (v) all directors and officers of the Company as a group (the individuals specified in subsections (iii) and (iv) hereof collectively are referred to herein as the "Named Executive Officers"). Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law. In preparing the following table, the Company has relied on the information furnished by the persons listed below:


                          Name and Address             Amount and Nature        Percent of
Title of Class            of Beneficial Owner         of Beneficial Owner       Class (14)
=============================================================================================
Class A Common Stock      Gerald M. Perlow                    80,500 (1)           *
                          c/o PHC, Inc.
                          200 Lake Street
                          Peabody, MA   01960
                          Donald E. Robar                     80,477 (2)           *
                          c/o PHC, Inc.
                          200 Lake Street
                          Peabody, MA   01960
                          Bruce A. Shear                     447,245( 3)           3.3%
                          c/o PHC, Inc.
                          200 Lake Street
                          Peabody, MA   01960
                          Robert H. Boswell                  148,197( 4)           1.0%
                          c/o PHC, Inc.
                          200 Lake Street
                          Peabody, MA   01960
                          Howard W. Phillips                 103,375 (5)           *
                          P. O. Box 2047
                          East Hampton, NY   11937
                          William F. Grieco                   74,500 (6)           *
                          115 Marlborough Street
                          Boston, MA   02116
                          Paula C. Wurts                     102,394 (7)           *
                          c/o PHC, Inc.
                          200 Lake Street
                          Peabody, MA   01960
                          Michael R. Cornelison              115,554 (8)           *
                          c/o PHC, Inc.
                          200 Lake Street
                          Peabody, MA   01960
                          David E. Dangerfield                 5,000 (9)           *
                          5965 South 900 East
                          Salt Lake City, UT 84121
                          All  Directors and Officers as   1,157,242(10)           8.5%
                          a Group (9 persons)


                                     - 5 -

                          The Shaar Fund Ltd.              1,234,327(11)           9.2%
                          c/o Citco Funds Services,
                          Curacao
                          Kaya Flamboyan 9
                          Curacao, Netherland Antilles
                          Peter S. Lynch                     671,000               5.0%
                          82 Devonshire Street, S8A
                          Boston, MA 02109
Class B Common Stock (12) Bruce A. Shear                     671,259(13)          92.3%
                          c/o PHC, Inc.
                          200 Lake Street
                          Peabody, MA   01960
                          All Directors and Officers as      671,259              92.3%
                          a Group (9 persons)

  *    Less than 1%

1. Includes 36,250 shares issuable pursuant to currently exercisable stock options or stock options which will become exercisable within sixty days, having an exercise price range of $.22 to $6.63 per share.
2. Includes 39,750 shares issuable pursuant to currently exercisable stock options or stock options which will become exercisable within sixty days, having an exercise price range of $.22 to $6.63 per share.
3. Includes 65,250 shares of Class A Common Stock issuable pursuant to currently exercisable stock options, having an exercise price range of $.25 to $.75 per share.
4. Includes 42,625 shares of Class A Common Stock issuable pursuant to currently exercisable stock options at an exercise price range of $.25 to $.75 per share.
5. Includes 41,125 shares issuable pursuant to currently exercisable stock options having an exercise price range of $.25 to $.75 per share.
6. Includes 35,250 shares of Class A Common Stock issuable pursuant to currently exercisable stock options, having an exercise price range of $.22 to $3.50 per share.
7. Includes 42,625 shares of Class A Common Stock issuable pursuant to currently exercisable stock options, having an exercise price range of $.25 to $.75 per share.
8. Includes 37,000 shares of Class A Common Stock issuable pursuant to currently exercisable stock options, having an exercise price range of $.25 to $.75 per share.
9. Includes 5,000 shares of Class A Common Stock issuable pursuant to currently exercisable stock options, having an exercise price range of $ .55 to $.75 per share.
10. Includes an aggregate of 344,875 shares issuable pursuant to currently exercisable stock options. Of those options, 5,500 have an exercise price of $6.63 per share, 6,000 have an exercise price of $3.50 per share, 6,000 have an exercise price of $2.06 per share, 6,000 have an exercise price of $1.03 per share, 6,000 have an exercise price of $.81 per share, 41,250 have an exercise price of $.75 per share, 37,000 have an exercise price of $.55 per share, 7,500 have an exercise price of $.45 per share, 20,000 have an exercise price of $.35 per share, 199,875 have an exercise price of $.30 per share, 3,750 have an exercise price of $.25 per share and 6,000 have an exercise price of $.22 per share.
11. Includes 125,000 shares of Class A Common Stock issuable pursuant to currently exercisable stock warrants, having an exercise price of $3.00.
12. Each share of class B common stock is convertible into one share of class A common stock automatically upon any sale or transfer or at any time at the option of the holder.

13. Includes 56,369 shares of class B common stock pledged to Steven J. Shear of 2 Addison Avenue, Lynn, Massachusetts 01902, Bruce A. Shear's brother, to secure the purchase price obligation of Bruce A. Shear in connection with his purchase of his brother's stock in the company in December 1988. In the absence of any default under this obligation, Bruce A. Shear retains full voting power with respect to these shares.
14. Represents percentage of equity of class, based on numbers of shares listed under the column headed "Amount and Nature of Beneficial Ownership". Each share of Class A Common Stock is entitled to one vote per share and each share of Class B Common Stock is entitled to five votes per share on all matters on which stockholders may vote (except that the holders of the Class A Common Stock are entitled to elect two members of the company's Board of Directors and holders of the Class B Common Stock are entitled to elect all the remaining members of the company's Board of Directors).

     By virtue of the fact that Mr. Shear owns 92% of the class B shares and the class B shareholders have the right to elect all of the directors except the two directors elected by the class A shareholders, Mr. Shear has the right to elect the majority of the members of the Board of directors and may be deemed to be in control of the company.

     Based on the number of shares listed under the column headed "Amount and Nature of Beneficial Ownership," the following persons or groups held the following percentages of voting rights for all shares of common stock combined as of August 1, 2002:


                    Bruce A. Shear............................22.31%
                    All Directors and Officers as a Group
                      (9 persons).............................26.04%

                              ELECTION OF DIRECTORS

     The members of the Board of Directors elected at the Annual Meeting will be classified into two classes of directors. Two directors will be elected by the holders of the Company's Class A Common Stock and the balance of the directors will be elected by the holders of the Company's Class B Common Stock. The terms of the present directors expire at the Annual Meeting or when the successors are chosen and qualified, if later. The Board of Directors has fixed at six the number of directors to be elected at the Annual Meeting.

     The nominees for Class A Directors for election at the Annual Meeting are Donald E. Robar and Gerald M. Perlow. The nominees for Class B Directors for election at the Annual Meeting are Bruce A. Shear, Howard W. Phillips, William
F. Grieco and David E. Dangerfield. The proxy for holders of Class A Common Stock will be voted to elect as Class A Directors the two nominees (Donald E. Robar and Gerald M. Perlow), unless authority to vote for the election of directors is withheld by marking the proxy to that effect or the proxy is marked with the names of directors as to whom authority to vote is withheld. The proxy for holders of Class B Common Stock will be voted to elect as Class B Directors the four nominees (Bruce A. Shear, Howard W. Phillips, William F. Grieco and David E. Dangerfield), unless authority to vote for the election of directors is withheld by marking the proxy to that effect. Donald E. Robar, Gerald M. Perlow, Bruce A. Shear, Howard W. Phillips, William F. Grieco and David E. Dangerfield are presently directors of the Company and have consented to serve if reelected.

       Name                       Age             Position
===============================================================================
Bruce A. Shear.                    47    Director since 1980, President and CEO
Gerald M. Perlow, M.D. (1)(2)      65    Director since 1993 and Clerk
Donald E. Robar (1)(2)             65    Director since 1985
Howard W. Phillips                 72    Director since 1996
William F. Grieco (1)              49    Director since 1997
David E. Dangerfield               61    Director since 2001

(1)  Member of Audit Committee.
(2)  Member of Compensation Committee.

     All of the directors hold office until the annual meeting of stockholders next following their election, or until their successors are elected and qualified. The Compensation Committee reviews and sets executive compensation. Officers are elected annually by the Board of Directors and serve at the discretion of the Board. There are no family relationships among any of the directors or officers of the company.

     Information with respect to the business experience and affiliations of the directors of the company is set forth below.

     BRUCE A. SHEAR has been President, Chief Executive Officer and a Director of the company since 1980 and Treasurer of the company from September 1993 until February 1996. From 1976 to 1980 he served as Vice President, Financial Affairs, of the company. Mr. Shear has served on the Board of Governors of the Federation of American Health Systems for over ten years. Mr. Shear received an M.B.A. from Suffolk University in 1980 and a B.S. in Accounting and Finance from Marquette University in 1976.

     GERALD M. PERLOW, M.D. has served as a Director of the company since May 1993 and as Clerk since February 1996. Dr. Perlow is a retired cardiologist who practiced medicine in Lynn, Massachusetts, and has been Associate Clinical Professor of Cardiology at the Tufts University School of Medicine, emeritus, since 1972. Dr. Perlow is a Diplomat of the National Board of Medical Examiners and the American Board of Internal Medicine (with a subspecialty in cardiovascular disease) and a Fellow of the American Heart Association, the American College of Cardiology and the American College of Physicians. From 1987 to 1990, Dr. Perlow served as the Director, Division of Cardiology, at AtlantiCare Medical Center in Lynn, Massachusetts. Dr. Perlow served as a consultant to Wellplace.com, formerly Behavioralhealthonline.com, in fiscal year 2000 and has been a contributing journalist to Wellplace.com since 1999. Dr. Perlow received a B.A. from Harvard College in 1959 and an M.D. from Tufts University School of Medicine in 1963.

     DONALD E. ROBAR has served as a Director of the company since 1985 and as the Treasurer from February 1996 until April 2000. He served as the Clerk of the company from 1992 to 1996. Dr. Robar has been a professor of Psychology since 1961, most recently at Colby-Sawyer College in New London, New Hampshire, where he retired in 1997. Dr. Robar received an Ed.D. from the University of Massachusetts in 1978, an M.A. from Boston College in 1968 and a B.A. from the University of Massachusetts in 1960.

     HOWARD W. PHILLIPS has served as a Director of the company since August 27, 1996 and has been an employee of the company serving as a public relations specialist since August 1, 1995. From 1982 until October 31, 1995, Mr. Phillips was the Director of Corporate Finance for D.H. Blair Investment Corp. From 1969 until 1981, Mr. Phillips was associated with Oppenheimer & Co. where he was a partner and Director of Corporate Finance.

     WILLIAM F. GRIECO has served as a Director of the company since February 18, 1997. From November 2001 to November 2002, Mr. Grieco served as the Senior Vice President and General Counsel of IDX Systems Corporation, a healthcare information technology company. From August 1999 to October 2001 Mr. Grieco was a Managing Director of Arcadia Strategies, LLC, a legal and business consulting organization. From November 1995 to July 1999 he served as Senior Vice President and General Counsel for Fresenius Medical Care North America. From 1989 until November of 1995, Mr. Grieco was a partner at Choate, Hall & Stewart, a general service law firm. Mr. Grieco received a BS from Boston College in 1975, an MS in Health Policy and Management from Harvard University in 1978 and a JD from Boston College Law School in 1981.

     DAVID E. DANGERFIELD has served as a Director of the company since December 2001. Since 1977, he has served as the Executive Director for Valley Mental Health in Salt Lake City, Utah. Since 1974, Mr. Dangerfield has been a partner for Professional Training Associates (PTA). In 1989, he became a consultant across the nation for managed mental health care and the enhancement of mental health delivery services. David Dangerfield serves as a Board member of the Mental Health Risk Retention Group and Mental Health Corporation of America, which are privately held corporations, and the Utah Hospital Association, which is a state organization. Mr. Dangerfield is a Trustee of the Valley Foundation and non-profit organization in Midvale, Utah. Mr. Dangerfield graduated from the University of Utah in 1972 with a Doctorate of Social Work after receiving his Masters of Social Work from the University in 1967.


           THE BOARD RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR.

NON-DIRECTOR EXECUTIVE OFFICERS

Robert H. Boswell               54    Senior Vice President
Michael R. Cornelison           53    Executive Vice President
Paula C. Wurts                  53    Controller, Treasurer and Assistant Clerk

   Information with respect to the business experience and affiliations of the non-director executive officers of the company is set forth below.


     ROBERT H. BOSWELL has served as the Senior Vice President of the company since February 1999 and as executive vice president of the company from 1992 to 1999. From 1989 until the spring of 1994 Mr. Boswell served as the Administrator of the company's Highland Ridge Hospital facility where he is based. From 1981 until 1989, he served as the Associate Administrator at the Prevention Education Outpatient Treatment Program--the Cottage Program, International. Mr. Boswell graduated from Fresno State University in 1975 and from 1976 until 1978 attended Rice University's doctoral program in philosophy. Mr. Boswell is a Board Member of the National Foundation for Responsible Gaming and the Chair for the National Center for Responsible Gaming.

     MICHAEL R. CORNELISON has served as Executive Vice President and Chief Operating Officer of the company since June 1999. Mr. Cornelison also served as the Director of Michigan Operations from December 1997 through April 1998 and Vice President of Operations from April 1998 through June of 1999. Prior to joining the company Mr. Cornelison spent eleven years as a psychiatric hospital administrator for both Universal Health Services and Charter Medical Systems. Mr. Cornelison attended Washington State University and received a degree in Business Management from LaSalle University in 1975. Mr. Cornelison has served two terms as member of the Board of Governors of the Federation of American Health Systems.

     PAULA C. WURTS has served as the Controller of the company since 1989, as Assistant Clerk since January 1996, as Assistant Treasurer from 1993 until April 2000 when she became Treasurer. Ms. Wurts served as the company's Accounting Manager from 1985 until 1989. Ms. Wurts received an Associate's degree in Accounting from the University of South Carolina in 1980, a B.S. in Accounting from Northeastern University in 1989 and passed the examination for Certified Public Accountants. She received a Master's Degree in Accounting from Western New England College in 1996.


                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board held four meetings during the fiscal year 2002. During fiscal year 2002, each director attended 100% of the total number of meetings of the Board (held during the period for which he was a director) and the total number of meetings held by all Board committees on which such director served (during the periods that he served as a member). The Board has a standing audit committee (the "Audit Committee") and a standing compensation committee, but does not have a standing nominating committee.

     The Audit Committee is composed of Dr. Perlow, Mr. Robar and Mr. Grieco. Mr. Robar and Mr. Grieco are both independent with respect to the Company, while Dr. Perlow is not independent under Rule 4200 (a)(14) of the NASD's listing as he also serves as the Clerk of the Company and has provided consultant services to a wholly owned subsidiary of the Company. There have been no changes to the audit committee charter adopted during the April 2000 Board of Directors meeting and filed with the fiscal year 2000 proxy statement. The Audit Committee assists the Board of Directors in fulfilling its responsibilities to stockholders concerning the Company's financial reporting and internal controls, and facilitates open communication among the Audit Committee, Board of Directors, outside auditors and management. The Audit Committee discusses with management and the outside auditors the financial information developed by the Company, the Company's system of internal controls and the Company's audit process. The Audit

Committee selects the independent auditors who will audit the books of the Company for that year and approves the fees to be charged for the audit and tax filings for the fiscal year ended June 30, 2003. The independent auditors meet with the Audit Committee both with and without the presence of the Company's management to review and discuss various matters pertaining to the audit, including the Company's financial statements, the report of the independent auditors on the results, scope and terms of their work and their recommendations concerning the financial practices, controls, procedures and policies employed by the Company. The audit committee met twice during fiscal year 2002.

     The compensation committee is composed of Dr. Perlow and Mr. Robar. The compensation committee held one meeting during fiscal year 2002. The principal functions of the compensation committee are to review and make recommendations to the Board on all compensation and hiring issues that relate to officers and senior staff members.

Audit Committee Report

     The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended June 30, 2002 with the Company's Independent Auditors and management. The Audit Committee has discussed with BDO Seidman, LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from BDO Seidman required by Independence Standards Board Standard No. 1 and has discussed with BDO Seidman its independence. The discussions that the Audit Committee had with BDO Seidman, LLP regarding the matters described above occurred after the filing with the SEC of the Company's Annual Report on form 10-KSB for fiscal 2002.


                              AUDIT COMMITTEE
                              Gerald M. Perlow, M.D.
                              Donald E. Robar
                              William F. Grieco

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Employment Agreements

     The Company has not entered into any employment agreements with its executive officers. The Company owns and is the beneficiary on a $1,000,000 key man life insurance policy on the life of Bruce A. Shear.

Executive Compensation

     Four executive officers of the company received compensation in the 2002 fiscal year, which exceeded $100,000. The following table sets forth the compensation paid or accrued by the company for services rendered to these executives in fiscal year 2002, 2001, and 2000:

                                           Summary Compensation Table
                                                                                          Long Term
                                                                                          Compensation
                           Annual Compensation                                               Awards
_______________________________________________________________________________________________________________
 (a)                         (b)        (c)        (d)           (e)            (g)             (i)
                                                                                 Securities
Name and                                                          Other Annual   Underlying      All Other
Principal                     Year       Salary      Bonus        Compensation   Options/SARs    Compensation
Position                                 ($)         ($)          ($)            (#)             ($)
===============================================================================================================
Bruce A. Shear                2002       $310,000     $37,500      $71,390 (2)     20,000         $ 3,400
  President and Chief         2001       $310,000          --      $19,571 (3)     67,000         $ 6,285
  Executive Officer           2000       $300,195(1)       --      $10,159 (4)     50,000         $22,517

Robert H. Boswell             2002       $137,000     $ 7,000      $67,301 (5)     25,000         $ 3,725
  Senior Vice President       2001       $126,000     $16,309      $15,521 (6)     41,000         $ 3,864
                              2000       $116,000     $32,200      $12,846 (7)     26,666         $14,261

Michael R. Cornelison         2002       $114,333          --      $60,356 (8)     10,000         $ 1,700
   Executive Vice President   2001       $ 96,000     $15,910      $14,160 (9)     41,000         $ 3,864
                              2000       $ 88,750     $13,000      $11,537(10)      5,000         $ 2,252

Paula C. Wurts                2002       $111,800     $ 2,000      $36,825(11)     25,000         $ 3,725
   Controller, Treasurer      2001       $100,800     $ 6,414      $13,867(12)     41,000         $ 3,864
   And Assistant Clerk        2000       $ 90,800     $13,500      $ 9,642(13)     33,334         $17,263

(1) Although the Board of Director authorized base salary effective July 1, 1995 is $310,000 base salary was drawn as listed above.

(2) This amount represents $3,983 contributed by the company to the company's Executive Employee Benefit Plan on behalf of Mr. Shear, $4,768 in premiums paid by the company with respect to life insurance for the benefit of Mr. Shear, $336 in club membership dues paid by the company for the benefit of Mr. Shear, $2,678 personal use of a company car held by Mr. Shear and $59,625 based on the intrinsic value of the repricing of options held by Mr. Shear.
(3) This amount represents $3,799 contributed by the company to the company's Executive Employee Benefit Plan on behalf of Mr. Shear, $4,768 in premiums paid by the company with respect to life insurance for the benefit of Mr. Shear, $208 in club membership dues paid by the company for the benefit of Mr. Shear, $2,921 personal use of a company car held by Mr. Shear and $7,875 based on the intrinsic value of the repricing of options held by Mr. Shear.
(4) This amount represents $3,383 contributed by the company to the company's Executive Employee Benefit Plan on behalf of Mr. Shear, $4,837 in premiums paid by the company with respect to life insurance for the benefit of Mr. Shear and $1,938 personal use of a company car held by Mr. Shear.

(5) This amount represents a $6,000 automobile allowance, $2,323 contributed by the company to the company's Executive Employee Benefit Plan on behalf of Mr. Boswell, $640 in membership dues paid by the company for the benefit of Mr. Boswell, $363 in benefit derived from the purchase of shares through the employee stock purchase plan, and $57,975 based on the intrinsic value of the repricing of options held by Mr. Boswell.

(6) This amount represents a $6,000 automobile allowance, $1,195 contributed by the company to the company's Executive Employee Benefit Plan on behalf of Mr. Boswell, $22 in Class A Common Stock issued to employees, $219 in benefit derived from the purchase of shares through the employee stock purchase plan, and $8,085 based on the intrinsic value of the repricing of options held by Mr. Boswell.

(7) This amount represents a $6,000 automobile allowance, $952 contributed by the company to the company's Executive Employee Benefit Plan on behalf of Mr. Boswell, $3,000 in relocation expenses paid to Mr. Boswell and $2,894 in benefit derived from the purchase of shares through the employee stock purchase plan.

(8) This amount represents a $7,800 automobile allowance, $243 in medical expenses reimbursed by the company and $52,313 based on the intrinsic value of the repricing of options held by Mr. Cornelison.

(9) This amount represents a $7,050 automobile allowance, $22 in Class A Common Stock issued to employees and $7,088 based on the intrinsic value of the repricing of options held by Mr. Cornelison.

(10) This amount represents a $4,700 automobile allowance, $6,050 as a result of the exercise of options and $787 in benefit derived from the purchase of shares through the employee stock purchase plan.

(11) This amount represents a $4,800 automobile allowance, $4,319 contributed by the company to the company's Executive Employee Benefit Plan on behalf of Ms. Wurts, $181 in benefit derived from the purchase of shares through the employee stock purchase plan and $27,525 based on the intrinsic value of the repricing of options held by Ms. Wurts.

(12) This amount represents a $4,800 automobile allowance, $4,319 contributed by the company to the company's Executive Employee Benefit Plan on behalf of Ms. Wurts, $22 in Class A Common Stock issued to employees, $146 in benefit derived from the purchase of shares through the employee stock purchase plan and $4,580 based on the intrinsic value of the repricing of options held by Ms. Wurts.

(13) This amount represents a $4,800 automobile allowance, $3,878 contributed by the company to the company's Executive Employee Benefit Plan on behalf of Ms. Wurts and $964 in benefit derived from the purchase of shares through the employee stock purchase plan.

Stock Option Grants

The following table provides information about options granted to the named executive officers during fiscal 2002 under the company's Stock Plan, Employee Stock Purchase Plan and Non-Employee Director Stock Plan.

                        INDIVIDUAL GRANTS
                         (b)                (c)                (d)              (e)
                          Number of          % of Total
                          Securities         Options/SARs
                          Underlying         Granted to         Exercise or
                          Options/SARs       Employees          Base Price       Expiration
Name                      Granted (#)        in Fiscal Year     ($/Share)           Date
======================================================================================================
Bruce A. Shear               20,000               8.2%           $ .55            04/18/2007
Robert H. Boswell             7,500               3.1%           $ .45            12/19/2006
                             10,000               4.1%           $ .55            04/18/2007
                              7,500               3.1%           $ .55            04/18/2007
Michael R. Cornelison        10,000               4.1%           $ .55            04/18/2007
Paula C. Wurts                7,500               3.1%           $ .45            12/19/2006
                             10,000               4.1%           $ .55            04/18/2007
                              7,500               3.1%           $ .55            04/18/2007

All Directors and Officers                                                        12/19/2006-04/18/2007
  as a group (9 Persons)    203,000              82.8%       $.35-$.55




                                     - 15 -

     The following table provides information about options exercised by the named executive officers during fiscal 2002 and the number and value of options held at the end of fiscal 2002.

(a)                      (b)        (c)           (d)                           (e)
                         Shares                   Number of Securities
                         Acquired                 Underlying Unexercised        Value of Unexercised
                         on         Value         Options/SARs at               In-the-Money Options/SARs at
                         Exercise   Realized      FY-End (#)                    FY-End ($)
Name                     (#)        ($)           Exercisable/Unexercisable     Exercisable/Unexercisable
===============================================================================================================
Bruce A. Shear               --         --            237,000/163,500                $118,630/$85,115
Robert H. Boswell            --         --            196,666/146,583                 $97,650/$76,567
Michael R. Cornelison        --         --            161,000/130,500                 $82,140/$68,820
Paula C. Wurts               --         --             137,084/83,667                 $65,475/$42,593
  All Directors and
     Officers as a
     group (9 persons)       --         --          1,079,750/718,250               $502,650/$353,343

COMPENSATION OF DIRECTORS

     Directors who are employees of the company receive no compensation for services as members of the Board. Directors who are not employees of the company receive $5,000 stipend per year and $1,250 for each Board meeting they attend. In addition, directors of the company are entitled to receive certain stock option grants under the company's Non-Employee Director Stock Option Plan (the "Director Plan").

                                    AMENDMENT
                   TO THE 1993 STOCK PURCHASE AND OPTION PLAN

     On September 30, 2002, the Board of Directors of the Company adopted an amendment to the 1993 Stock Purchase and Option Plan (the "Stock Plan") to increase the maximum number of shares of Common Stock available for issuance under the plan from 1,750,000 to 2,000,000 shares. As of November 18, 2002 the company had 316,250 options available for issue under this plan. The purpose of the increase is to permit the continuing grant of stock options to employees, officers, directors and consultants which the Board of Directors believes is necessary to continue to attract and retain such persons, particularly in view of the fact that the Company's business is dependent upon its human resources.

The executive officers and directors of the Company are eligible to receive options and restricted stock under the Stock Plan and will therefore benefit from such approval. The Company plans to register the additional shares to be issued under the stock plan on form S-8 to be filed by the Company under the Securities Act of 1933.


                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
            THE AMENDMENT TO THE 1993 STOCK PURCHASE AND OPTION PLAN


                  Description of the Company's 1993 Stock Plan

     General. The Company's Stock Plan, originally adopted by the Board of Directors in 1993 and approved by stockholders in 1993, was amended on several occasions and as amended currently authorizes the grant of options to purchase a maximum of 1,750,000 shares of Class A Common Stock, subject to adjustment for stock splits and similar capital changes.

     The Board of Directors administers the Stock Plan. Under the Stock Plan, the Board of Directors has the authority to select the recipients of options or restricted stock and determine the terms of the options or restricted stock granted, including: (i) the number of shares; (ii) option exercise terms; (iii) the exercise or purchase price (which in the case of an incentive stock option cannot be less than the fair market value of the Class A Common Stock on the date of grant); (iv) the type and duration of transfer or other restrictions; and (v) the time and form of payment for restricted stock and upon exercise of options. Generally, an option is not transferable by the option holder except by will or by the laws of descent and distribution. Also, generally, no incentive stock option may be exercised more than 60 days following termination of employment. In the event that termination is due to death or disability, however, the option is exercisable for a period of one year following such termination. Options granted to date generally become exercisable in equal installments over a three-year period on the first, second and third anniversaries of the grant date and expire on the fifth anniversary of the grant date; however, 95,000 of the options issued in January, 2000 were issued with a ten year term, immediate vesting as to 50% and 100% vesting at five years. All of these options were issued as follows: 16,666 to Robert Boswell, 5,000 to Michael Cornelison, 50,000 to Bruce Shear and 23,334 to Paula Wurts. These options originally had an exercise price of $l.00 and as repriced in February 2001 have an exercise price of $.25 per share which was higher than the then fair market value of the stock.

     Employee Stock Purchase and Option Plan Federal Income Tax Information. Set forth below is a general summary of the federal income tax consequences to the Company and to recipients who receive options or restricted stock under the Stock Plan. The following summary is not intended to be exhaustive, does not address certain special federal tax provisions, and does not address state, municipal or foreign tax laws.

     Tax Treatment of Non-Qualified Stock Options. Under Section 83 of the Code, optionees realize no taxable income when a non-qualified stock option ("NSO") is granted. Instead, the difference between the fair market value of the stock and the option price paid is taxed as ordinary compensation income, on or after the date on which the option is exercised. The difference is measured and taxed as of the date of exercise if the stock is not subject at that time to a "substantial risk of forfeiture," as defined in Section 83. To the extent that the stock is subject to a substantial risk of forfeiture, the difference is measured as of the date or dates on which the risk terminates. The Stock Plan permits the Compensation Committee to impose repurchase rights on stock acquired upon exercise of options that would constitute such a "substantial risk of forfeiture." If such repurchase rights are imposed, the optionee would recognize taxable income and incur a tax liability, and the optionee's holding period for tax purposes would commence, in the year or years that the substantial risk of forfeiture terminates with respect to the stock.

     Alternatively, an optionee holding an NSO may elect, within thirty days after the option is exercised, in accordance with Section 83(b), to be taxed on the difference between the option exercise price and the fair market value of the stock on the date of exercise even though the stock acquired is subject to a substantial risk of forfeiture. If the optionee makes this election, subsequent changes in the value of the Common Stock at the time the forfeiture provisions lapse will not result in ordinary compensation income to the optionee.

     The Company receives no tax deduction on the grant of an NSO, but is entitled to a tax deduction when the optionee recognizes taxable income on or after exercise of the option, in the same amount as the income recognized by the optionee.

     Tax Treatment of Incentive Stock Options. Under Section 422 of the Code, an optionee incurs no federal income tax liability on either the grant or exercise of an incentive stock option ("ISO"). Provided that the stock is held for at least one year after the date of exercise of the option and at least two years after its date of grant, any gain realized on the subsequent sale of stock will be taxed as long-term or short-term capital gain depending on the holding period since the date of exercise. If the stock is disposed of within a shorter period, the optionee will be taxed, with respect to the gain realized, as if he or she had then received ordinary compensation income in an amount equal to the difference between the fair market value of the stock on the date of exercise of the option and its fair market value on the date on which the option was granted. The balance of the gain realized will be taxed as capital gain, long-term or short-term depending on the holding period since the date of exercise.

     The Company receives no tax deduction on the grant or exercise of an ISO, but is entitled to a tax deduction if the optionee recognizes ordinary compensation income on account of a premature disposition of ISO stock in the same amount and at the same time as the optionee's recognition of income.

     Tax Treatment of Purchases of Restricted Stock. An employee or consultant who receives a grant of restricted stock generally will not recognize taxable income at the time such stock is received, but will recognize ordinary compensation income when the transfer and forfeiture restrictions lapse in an amount equal to the excess of the aggregate fair market value, as of the date the restrictions lapse, over the amount, if any, paid by the employee or consultant for the restricted stock. Alternatively, an employee or consultant receiving restricted stock may elect, in accordance with Section 83(b) of the Code, to be taxed on the excess of the fair market value of the shares of restricted stock at the time of grant over the amount, if any, paid by the employee or consultant, notwithstanding the transfer and forfeiture restrictions on the stock. All such taxable amounts are deductible by the Company at the time and in the amount of the ordinary compensation income recognized by the employee or consultant. The full amount of dividends or other distributions of property made with respect to restricted stock prior to the lapse of the transfer and forfeiture restrictions will constitute ordinary compensation income to the employee or consultant and the Company will be entitled to a deduction at the same time and in the same amount.

          AMENDMENT TO THE COMPANY 'S 1995 EMPLOYEE STOCK PURCHASE PLAN

     On September 30, 2002, the Board of Directors of the Company adopted an amendment to the 1995 Employee Stock Purchase Plan (the "Stock Purchase Plan ") to increase the number of shares of Class A Common Stock available for issuance under the plan from 250,000 to 500,000 shares. As of November 18, 2002 the company has 137,815 shares available under the plan, without giving effect to the shares that may be issued under the current offering ending January 31, 2003, which could aggregate approximately 26,000 shares. The purpose of the increase is to provide the employees of the Company with the continued opportunity to participate in the Company's growth through the purchase of Class A Common Stock at a discount from market value. The executive officers of the Company, other than those who own 5% or more of the stock of the Company, are eligible to participate in this plan and, accordingly, could benefit from such approval.


                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
             THE AMENDMENT TO THE 1995 EMPLOYEE STOCK PURCHASE PLAN

Description of the Company's 1995 Employee Stock Purchase Plan

     General. The Company's 1995 Employee Stock Purchase Plan (the "Stock Purchase Plan"), originally adopted by the Board of Directors in 1995 and approved by the stockholders in 1995 was amended on several occasions and as amended currently authorizes an aggregate of 250,000 shares of Class A Common Stock for issuance under the plan. The Board of Directors administers the Stock Purchase Plan.

     All employees of the Company whose customary employment is in excess of 20 hours per week and more than five months per year, other than those employees who own 5% or more of the stock of the Company, are eligible to participate in the Stock Purchase Plan. The Stock Purchase Plan is implemented by offerings of such duration as the Board of Directors determines, provided that no offering period may be longer than 27 months. An eligible employee participating in an offering is able to purchase Common Stock at a price equal to the lesser of (i) 85% of its fair market value on the date the right was granted or (ii) 85% of its fair market value on the date the right was exercised. Payment for Class A Common Stock purchased under the plan is through regular payroll deduction or lump sum cash payment, or both, as determined by the Board of Directors. In offering periods that began on February 1, 1996 through January 31, 2002, an aggregate of 112,185 shares have been issued under the plan. Currently there is an offering period in place which began on February 1, 2002 and will end on January 31, 2003. There are fifteen employees participating in the current offering under this plan.

     Employee Stock Purchase Plan-Federal Income Tax Information. The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan within " the meaning of Section 423 of the Code. Section 423 provides that the employee pays no federal income tax, and the Company is entitled to no deduction, at either the beginning or end of an offering period. The federal income tax consequences upon disposition of the shares acquired pursuant to an offering under the Stock Purchase Plan depend on when such disposition occurs. If the disposition occurs after the expiration of both (i) two years from the offering commencement date and (ii) one year from the purchase date, and the fair market value of the stock on the date of disposition is higher than the price paid for the stock, the employee will recognize compensation taxable as ordinary income equal to the lesser of (1) the excess of the fair market value of the stock on the offering commencement date over the option price; and (2) the excess of the fair market value of the stock at the time of disposition over the price paid for it. If the disposition occurs before the expiration of either of the above two dates, the employee will recognize the excess of the fair market value of the stock on the date of the purchase over the option price as compensation taxable as ordinary income even though there may have been no gain on the disposition of the stock. To the extent of reported ordinary income in such case, the Company will be allowed a tax deduction in an equal amount. Any gain recognized in excess of the amount reported as ordinary income will be reported as long-term or short-term capital gain, depending on how long after the purchase date the disposition occurs.

                        AMENDMENT TO THE COMPANY 'S 1995
                     NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     On September 30, 2002, the Board of Directors of the Company adopted an amendment to the 1995 Non-Employee Director Stock Option Plan (the "Director Plan ") to increase the number of shares of Common Stock available from 250,000 to 350,000 shares. At this time the company has 184,500 options available for issue under this plan. The purpose of the increase is to obtain and retain the services of qualified persons who are not employees of the Company to serve as members of its Board of Directors. Non-employee directors of the Company are eligible to receive options under the Director Plan and will therefore benefit from such approval.


                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
                       AMENDMENT TO THE 1995 NON-EMPLOYEE
                           DIRECTOR STOCK OPTION PLAN

     General. The Company's 1995 Non-Employee Director Plan originally adopted by the Board of Directors on October 18, 1995 and approved by the Stockholders on December 15, 1995 was amended on several occasions and as amended currently authorizes the grant of options to purchase a maximum of 250,000 shares of Class A Common Stock, subject to adjustment for stock splits and similar capital changes.

     The Board of Directors or a committee of the Board administers the Director Plan. Under the Director Plan, each director of the Company who was a director at the time of adoption of the Director Plan and who was not a current or former employee of the Company received an option to purchase a number of shares of Class A Common Stock equal to 500 multiplied by the years of service of such director as of the date of the grant. At each annual meeting of the Board of Directors of the Company following the initial grant described above, or following their election as a director, each non-employee director is granted under the Director Plan an option to purchase 10,000 shares of the Class A Common Stock of the Company. The option exercise price is the fair market value of the shares of the Company's Class A Common Stock on the date of the grant. The options are non-transferable and become exercisable as follows: 25% immediately and 25% on each of the first, second and third anniversaries of the grant date. If an optionee ceases to be a member of the Board of Directors for a reason other than death or permanent disability, the unexercised portion of the options, to the extent unvested, immediately terminate, and the unexercised portion of the options which have vested lapse 180 days after the date the optionee ceases to serve on the Board. In the event of death or permanent disability, all unexercised options vest and the optionee or his or her legal representative has the right to exercise the option for a period of 180 days or until the expiration of the option, if sooner.

     On January 23, 1996 a total of 5,500 options were issued under the Director Plan at an exercise price of $6.63 per share. On February 18, 1997, the company issued options to purchase 6,000 shares of Class A Common Stock under the Director Plan at an exercise price of $3.50 per share. On January 22, 1998, the company issued options to purchase 6,000 shares of Class A Common Stock under the Director Plan at an exercise price of $2.06. On February 23, 1999, the company issued options to purchase 6,000 shares of Class A Common Stock under the Director Plan at an exercise price of $1.03. On December 28, 1999, the company issued options to purchase 6,000 shares of class A common stock under the Director Plan at an exercise price of $.81. On January 11, 2001 the company issued options to purchase 6,000 shares of class A common stock under the Director Plan at an exercise price of $.22. On December 19, 2001 the company issued options to purchase 30,000 shares of class A common stock under the Director Plan at an exercise price of $.35. As of June 30, 2002, none of the options issued had been exercised.

     Non-Employee Stock Option Plan Federal Income Tax Information. Set forth below is a general summary of the federal income tax consequences to the Company and to recipients who receive options or restricted stock under the Director Plan. The following summary is not intended to be exhaustive, does not address certain special federal tax provisions, and does not address state, municipal or foreign tax laws.

     Under Section 83 of the Code, optionees realize no taxable income when a non-qualified stock option ("NSO") is granted. Instead, the difference between the fair market value of the stock and the option price paid is taxed as ordinary compensation income, on or after the date on which the option is exercised. The difference is measured and taxed as of the date of exercise if the stock is not subject at that time to a "substantial risk of forfeiture, " as defined in Section 83. To the extent that the stock is subject to a substantial risk of forfeiture, the difference is measured as of the date or dates on which the risk terminates. The Director Plan permits the Compensation Committee to impose repurchase rights on stock acquired upon exercise of options that would constitute such a "substantial risk of forfeiture." If such repurchase rights are imposed, the optionee would recognize taxable income and incur a tax liability, and the optionee's holding period for tax purposes would commence, in the year or years that the substantial risk of forfeiture terminates with respect to the stock.

     Alternatively, an optionee holding an NSO may elect, within thirty days after the option is exercised, in accordance with Section 83(b), to be taxed on the difference between the option exercise price and the fair market value of the stock on the date of exercise even though the stock acquired is subject to a substantial risk of forfeiture. If the optionee makes this election, subsequent changes in the value of the Common Stock at the time the forfeiture provisions lapse will not result in ordinary compensation income-to the optionee.

     The Company receives no tax deduction on the grant of an NSO, but is entitled to a tax deduction when the optionee recognizes taxable income on or after exercise of the option, in the same amount as the income recognized by the optionee.

                              APPROVAL OF AUDITORS

     The Board has selected the firm of BDO Seidman, LLP, independent certified public accountants, as auditors of the Company for the fiscal year ending June 30, 2003 and is submitting the selection to stockholders for approval. The Board recommends a vote "FOR" this proposal. Unless the proxy indicates otherwise, the shares represented by the enclosed proxy will be voted to approve such selection.

     Although there is no legal requirement that this matter be submitted to a vote of stockholders, the Board believes that the selection of independent auditors is of sufficient importance to seek stockholder ratification. In the event BDO Seidman, LLP is not ratified by the affirmative vote of the holders of shares representing a majority of the votes cast at the Annual Meeting, the Board may reconsider its selection. A representative of BDO Seidman, LLP is expected to attend the Annual Meeting. Such representative will have an opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

Independent Auditor Fees

     Audit Fees. BDO Seidman, LLP billed the Company an aggregate of $98,884 for professional services rendered by BDO Seidman in connection with its audit of the Company's financial statements for the fiscal year ended June 30, 2002 and its review of the Company's quarterly reports on Form 10-QSB during fiscal 2002.

       Financial Information Systems Design and Implementation. During fiscal 2002, BDO Seidman, LLP did not directly or indirectly, operate, or supervise the operation of, the Company's information systems or manage the Company's local area network. Nor did BDO Seidman design or implement a hardware or software system that aggregates source data underlying the financial statements of the Company or generates information that is significant to the Company's financial statements taken as a whole.

     All Other Fees. BDO Seidman, LLP billed the Company an additional $20,500 for the preparation of State and Federal Income tax returns and $5,000 for other professional services rendered during fiscal 2002 for services not otherwise described above. All other fees relate to services traditionally provided by auditors including work performed in connection with income tax audits and other services, which are compatible with BDO Seidman's independence.

     The Company's Audit Committee considered whether the non-audit services rendered by BDO Seidman during fiscal 2002, as described under the caption " All Other Fees" above, and determined that such services were compatible with BDO Seidman's independence.


       THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE ABOVE SELECTION


                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Based on a review of Forms 3 and 4 furnished to the company, all directors, officers and beneficial owners of more than ten percent of any class of equity securities of the Company registered pursuant to Section 12 of the Securities Exchange Act filed on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.


              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Indebtedness

     For approximately the last thirteen years, Bruce A. Shear, a director and the President and Chief Executive Officer of the company, and persons affiliated and associated with him have made a series of unsecured loans to the company and its subsidiaries to enable them to meet ongoing financial commitments. The borrowings generally were entered into when the company did not have financing available from outside sources and, in the opinion of the company, were entered into at market rates given the financial condition of the company and the risks of repayment at the time the loans were made. As of June 30, 2002, the company owed an aggregate of $200,000 to related parties.

     During the fiscal year ended June 30, 2002, the company paid Mr. Shear and affiliates approximately $381,600 in principal and accrued interest under various unsecured notes to meet short-term working capital requirements. As of June 30, 2002, the company owed Bruce A. Shear $100,000 on a promissory note, which is dated August 13, 1998, bears interest at the rate of 12% per year and is payable on demand and Tot Care, Inc., an affiliate of Bruce A. Shear, $100,000 on promissory notes dated May 28, 1998 and June 9, 1998 which bear interest at the rate of 12% per year and are payable on demand.

                     STOCKHOLDER PROPOSALS FOR 2003 MEETING

     Proposals of stockholders intended to be presented and director nominations intended to be made at the 2003 Annual Meeting of Stockholders must be received by the Company at its principal office, 200 Lake Street, Suite 102, Peabody, Massachusetts 01960, Attention: Paula C. Wurts, Assistant Clerk, not later than July 22, 2003 for inclusion in the proxy statement for that meeting. Any proposal of a stockholder to be presented at the Company's annual meeting of stockholders in 2003, which has not been included in the Company's proxy material, must be received not later than October 4, 2003 to be considered timely.

>
                                 OTHER MATTERS

     The Board does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their judgment on such matters.

     All costs of solicitation of proxies by management will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone or personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting materials to the beneficial owners of the Company's stock held in the names of such brokers, custodians and fiduciaries, and the Company will reimburse them for their out-of-pocket expenses in this connection.

                                         By order of the Board of Directors



                                         Paula C. Wurts, Assistant Clerk

November 25, 2002

     The Board hopes that stockholders will attend the meeting. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated. Stockholders who attend the meeting may vote their stock personally even though they have sent in their proxies.

                     REVOCABLE PROXY - CLASS A COMMON STOCK
                                    PHC, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       2002 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of PHC, Inc., a Massachusetts corporation, (the "Company") hereby acknowledges receipt of the Notice of 2002 Annual Meeting of Stockholders and Annual Report on Form 10-KSB for fiscal year ended June 30, 2002 and hereby appoints Bruce A. Shear and Paula C. Wurts, and both of them, as proxies, with full power to each of substitution, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all the shares of Class A Common Stock of the Company held of record by the undersigned on November 8, 2002 at the Annual Meeting of Stockholders to be held at 2:00 p.m. (Boston time), on December 19, 2002 at the Corporate offices of PHC, Inc., 200 Lake Street, Suite 102, Peabody, Massachusetts 01960, and at any adjournments or postponements thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED, OR IF NO DIRECTION IS MADE, FOR SUCH PROPOSALS, AND IN ACCORDANCE WITH THE
DETERMINATION OF THE PROXY HOLDERS AS TO OTHER MATTERS. THE UNDERSIGNED STOCKHOLDER HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

             (Continued And To Be Signed And Dated On Reverse Side)




                                     (BACK)

               FORM OF PROXY FOR CLASS A COMMON STOCK SHAREHOLDERS

[X}  Please mark your
     votes as in this
     example.

                          Nominees:
                            Donald E. Robar
                            Gerald M. Perlow

                                  WITHHOLD                      FOR      ABSTAIN
                             FOR  AUTHORITY                         AGAINST
1. To elect  Donald E. Robar [  ]   [  ]     2. To approve an   [  ]  [  ]  [  ]
   and Gerald  M. Perlow     [  ]   [  ]        amendment to the Company's 1993
   as the Class A Directors of the company,     Stock  Purchase and Option Plan
   each to hold the office until the annual     to increase maximum  number of
   meeting next following his election:         shares which may be issued under
                                                plan from 1,750,000 to 2,000,000
                                                shares
  For, all nominees except as noted below    3. To approve an   [  ]  [  ]  [  ]
                                                amendment to the Company's 1995
                                                Stock Purchase Plan to increase
 ___________________________________________    the maximum number of shares
                                                which may be issued under the
                                                plan from 250,000 to 500,000
                                                shares.
                                             4. To approve an   [  ]  [  ]  [  ]
                                                amendment to the Company's 1995
                                                Non-Employee Director Stock
                                                Option Plan to increase the
                                                maximum number of shares which
                                                may be issued under the plan
                                                from  250,000 to 350,000 shares
                                             5. To ratify the   [  ]  [  ]  [  ]
                                                selection  by the Board of
                                                Directors of BDO Seidman, LLP as
                                                the Company's independent
                                                auditors for the 2003 fiscal
                                                year
                                             6. In their discretion, the Proxies
                                                are authorized to vote upon such
                                                other matters as may  properly
                                                come before the  meeting or any
                                                adjournment or postponement
                                                thereof.

                                        PLEASE  MARK, SIGN, DATE AND  RETURN
                                        THIS  PROXY CARD  USING THE ENCLOSED
                                        ENVELOPE.

SIGNATURE                     DATE                                         DATE
                                             (SIGNATURE  IF HELD JOINTLY)
_______________________________________________________________________________

Note: Please sign exactly as name appears on this proxy. All joint owners should sign. When signing as attorney, executor, administrator, trustee, guardian or custodian for a minor, please give your full title as such. If a corporation, please sign full corporate name and indicate signer's office. If a partner sign in the partnership name.

                                     (FRONT)

                     REVOCABLE PROXY - CLASS B COMMON STOCK
                                    PHC, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       2002 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of PHC, Inc., a Massachusetts corporation, (the "Company") hereby acknowledges receipt of the Notice of 2002 Annual Meeting of Stockholders and Annual Report on Form 10-KSB for fiscal year ended June 30, 2002 and hereby appoints Bruce A. Shear and Paula C. Wurts, and both of them, as proxies, with full power to each of substitution, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all the shares of Class B Common Stock of the Company held of record by the undersigned on November 8, 2002 at the Annual Meeting of Stockholders to be held at 2:00 p.m. (Boston time), on December 19, 2002 at the Corporate offices of PHC, Inc., 200 Lake Street, Suite 102, Peabody, Massachusetts 01960, and at any adjournments or postponements thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED OR IF NO DIRECTION IS MADE, FOR SUCH PROPOSALS, AND IN ACCORDANCE WITH THE
DETERMINATION OF THE PROXY HOLDERS AS TO OTHER MATTERS. THE UNDERSIGNED STOCKHOLDER HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

             (Continued And To Be Signed And Dated On Reverse Side)

                                     (BACK)

              FORM OF PROXY FOR CLASS B COMMON STOCK SHAREHOLDERS

 [X}   Please mark your
       votes as in this
       example.
                       Nominees:
                         Bruce A. Shear
                         Howard W. Phillips
                         William F. Grieco
                         David E. Dangerfield

                                  WITHHOLD                      FOR      ABSTAIN
                             FOR  AUTHORITY                         AGAINST
1. To elect  Bruce A. Shear  [  ]   [  ]     2. To approve an   [  ]  [  ]  [  ]
   Howard W. Phillips,                          amendment to the Company's 1993
   William F. Grieco and                        Stock Purchase and Option Plan
   David Dangerfield as the Class B Directors   to increase the maximum number
   of the Company, each to hold the office      of shares which may be issued
   until the annual meeting next following      under the plan from 1,750,000
   his election                                 to 2,000,000 shares.
                                             3. To approve an   [  ]  [  ]  [  ]
                                                amendment to the Company's 1995
   For, all nominees except as noted below      Stock Purchase Plan to increase
                                                the maximum  number of shares
 __________________________________________     which may be issued under the
                                                plan from 250,000 to 500,000
                                                shares
                                             4. To approve an   [  ]  [  ]  [  ]
                                                amendment to the Company's 1995
                                                Non-Employee Director Stock
                                                Option Plan to increase the
                                                maximum number of shares which
                                                may be issued under the plan
                                                from 250,000 to 350,000 shares
                                             5. To ratify the   [  ]  [  ]  [  ]
                                                selection  by the Board of
                                                Directors of BDO Seidman, LLP as
                                                the Company's annual independent
                                                auditors for the 2003 fiscal
                                                year
                                             6. In their discretion, the Proxies
                                                are authorized to vote upon such
                                                other matters as may  properly
                                                come before the meeting  or any
                                                adjournment or postponement
                                                thereof.

                                             PLEASE MARK, SIGN, DATE AND RETURN
                                             THIS PROXY CARD  USING THE ENCLOSED
                                             ENVELOPE.


SIGNATURE                     DATE                                         DATE
                                             (SIGNATURE  IF HELD JOINTLY)
_______________________________________________________________________________

Note: Please sign exactly as name appears on this proxy. All joint owners should sign. When signing as attorney, executor, administrator, trustee, guardian or custodian for a minor, please give your full title as such. If a corporation, please sign full corporate name and indicate signer's office. If a partner sign in the partnership name.


                                    (FRONT)